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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2006

                                   ----------

                                   ECASH, Inc.
              (Exact name of registrant as specified in its charter)

                                   ----------

        Delaware                 000-29447             52-2171803
(State of incorporation)     (Commission File       (I.R.S. Employer
                                  Number)          Identification No.)

                28 Baiting Place Road, Farmingdale, New York 11735 (Address of principal executive office, including zip code)

                                 (631) 777-2772
                     (Telephone number, including area code)

        2535 Pilot Knob Road, Suite 118, Mendota Heights, Minnesota 55120
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2-Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

(a)-(d) On September 8, 2006 ECash, Inc., a Delaware corporation formerly known as Avery Sports Turf, Inc. (hereinafter the "Company"), acquired all of the issued and outstanding shares of E Cash, Inc., a New Jersey corporation ("ECNJ"), in exchange for (the "Share Exchange") 20,000,000 post-reverse stock split shares (the "Company Exchange Shares") of common stock, par value $.001, of the Company. The transaction was consummated in accordance with the terms of a share exchange agreement, dated as of March 27, 2006, by and among the Company, ECNJ and Richard Schaefer ("Schaefer"), the sole shareholder and owner of record of all of the outstanding capital stock of ECNJ (the "Exchange Agreement"). At the closing, Richard Schaefer paid consulting fees in the amount of $400,000 to Ziam, Incorporated, a Texas corporation. As a result of the Share Exchange, (i) Schaefer owns beneficially and of record 95% of the issued and outstanding common stock of the Company, (ii) all of the liabilities of the Company existing immediately prior to the Closing have been satisfied and (iii) ECNJ is a wholly-owned operating subsidiary of the Company.

All of the Company Exchange Shares were issued at the closing in accordance with an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933 as amended (the "Securities Act"). The Company Exchange Shares may not be transferred, sold or otherwise disposed of unless registered in accordance with the Securities Act or transferred in accordance with an exemption from the Securities Act. Mr. Schaefer has not been granted any registration rights with respect to the Company Exchange Shares.

Prior to the Exchange Agreement, the Company's common stock traded on the OTCBB under the symbol AVST. As a condition to the consummation of the Share Exchange, the Company changed its name from Avery Sports Turf, Inc. to ECash, Inc. effective May 8, 2006, whereupon the Company commenced trading on the OTCBB under the new symbol ECAS. As a further condition to closing, the Company effectuated a 1 for 400 reverse stock split of its common stock which was approved by its stockholders on May 22, 2006 which reduced the total issued and outstanding shares of common stock of the Company from 497,604,800 to 1,244,012, before issuance of the Company Exchange Shares to Schaefer. The Company's trading symbol then again changed to ECSI on the OTCBB.

FORWARD LOOKING STATEMENTS

The following description of our business, and the discussion of our financial condition and results of operations, should be read in conjunction with the consolidated financial statements and related notes thereto. The words or phrases "would be," "will allow," "expect to", "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements". Such statements include those concerning our expected financial performance, our corporate strategy and operational plans. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties, including: (i) our ability to obtain additional financing in a timely manner and on terms favorable to us,
(ii) our ability to completely develop our business model, (iii) the amount and timing of operating costs and capital expenditures relating to the expansion of our business, (iv) the implementation of ATM placement and marketing programs,
(v) our competition,  (vi) potential  regulatory  developments and (vii) general economic conditions specific to our industry. Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.

Description of Business.
OUR COMPANY

The description that follows is of the business of our operating subsidiary ECNJ which has the same name as the Company. Where necessary to distinguish between the parent and the operating subsidiary, in the following description we will refer to the parent as "the Company" and the operating subsidiary as "ECNJ". We may also use the term the Company and pronouns such as "we", "our" and "us" when making general statements about our business and operations. It is important to note that only ECNJ currently conducts business operations.

INTRODUCTION

Our corporate name is ECash, Inc. We were incorporated on March 10, 1994 under the laws of the State of Delaware under the name of Beta Acquisition Corp. In August 2002 the Company changed its name to Avery Sports Turf, Inc. and was in the business of manufacturing and distributing artificial grass surfaces (sometimes known as "artificial turf") for commercial, athletic, residential and child care applications.

On March 27, 2006 we entered into a share exchange agreement (the "Exchange Agreement") with E Cash, Inc., a New Jersey corporation ("ECNJ"), and its sole shareholder Richard Schaefer ("Schaefer") pursuant to which the Company would acquire 100% of the issued and outstanding shares of ECNJ in exchange for 20,000,000 post-reverse split newly issued shares of common stock (the "Company Exchange Shares") of the Company. Upon the consummation of the Share Exchange, Mr. Schaefer would own 95% of the issued and outstanding common stock of the Company, and ECNJ would become a wholly owned subsidiary of the Company. Simultaneously with the closing of the Share Exchange, Mr. Schaefer and/or his nominees would assume all management positions of the Company and the former officers and directors of the Company would submit their resignations effective on the closing date. The transaction is intended to be a reverse acquisition for accounting purposes and a reorganization pursuant to section 368(b) of the Internal Revenue Code of 1986, as amended, for income tax purposes. A copy of the Exchange Agreement was filed with the Company's Form 8-K filing on April 7, 2006 and is incorporated herein by reference.

As conditions to the closing of the transactions contemplated by the Exchange Agreement, (i) the Company changed its name from Avery Sports Turf, Inc. to ECash, Inc. effective May 8, 2006, (ii) the Company's trading symbol was changed from AVST to ECAS on the OTCBB effective May 10, 2006, and (iii) the Company effectuated a 1 for 400 reverse stock split for all of its issued and outstanding shares of common stock on May 22, 2006. After the reverse stock split, the Company's trading symbol was changed from ECAS to ECSI.

ECNJ

Our wholly owned subsidiary, ECNJ, was incorporated under the laws of the State of New Jersey on April 29, 1999 and is engaged in the business of owning and operating free standing Automated Teller Machines ("ATMs") in non-banking retail locations in the State of New Jersey. The Company intends to continue business operations of ECNJ and will look for opportunities to expand its ATM network into new markets.

History of the ATM Industry

The first ATMs in the United States were installed in the early 1970s and by 1980 approximately 18,500 ATMs were in use throughout the nation. These ATMs initially were located at branches of financial institutions such as commercial and savings banks. According to ATM's Independent News, as of June 2006, there were estimated to be approximately 1,543,000 ATMs world wide, the majority of which were located at banks or other financial institution locations. We are a non-bank ATM company, that is, a company that is not a federal or state chartered bank, savings and loan, credit union or other financial institution.

Early in the development of the ATM industry, regional and national electronic authorization data networks, or Electronic Funds Transfer (EFT) networks, connected ATMs to financial institutions that were members of a particular EFT network. Regional EFT networks in different parts of the United States were not electronically connected to each other. For example, customers of a bank in New York could not travel to Los Angeles and access their cash at an ATM because the networks serving New York and Los Angeles were not connected. During the 1990s, many regional EFT networks merged or entered into reciprocal processing agreements with other networks, which helped to increase ATM usage and spur consumer demand for ATM services.

Although ATMs were originally located only at financial institution branches, they soon began to appear in a variety of off-premise locations, such as convenience stores, supermarkets, drug stores, shopping malls, hotels and airports. Deployment of off-premise ATMs, however, was impeded by the prevailing strategy among financial institutions not to charge their cardholders surcharge fees for the convenience of accessing their financial institution accounts at non-financial institution locations. Until 1996, most EFT networks did not allow surcharge fees for ATM transactions that were routed over their networks. However, beginning in 1996, the two largest EFT networks, Cirrus and Plus, began to allow surcharge fees and other networks followed. Surcharging revenue made the deployment of off-premise ATMs economically feasible and attractive for non-financial institutions. Following this shift, the number of off-premise ATMs in the United States grew at a rapid pace.

A Typical ATM Transaction

A typical ATM transaction involves the withdrawal of cash from an ATM. The cardholder presents an ATM card, issued by his or her financial institution. The cardholder swipes the ATM card in the ATM machine. The cardholder then enters a personal identification number, known as a PIN number, to verify identity. The cardholder's account is checked for adequate funds, and if everything is satisfactory, cash is dispensed. All of these communications are routed across one or more EFT networks that electronically connect ATMs and financial institutions and allow transactions to appear seamless and instantaneous.

When a cardholder withdraws cash from an ATM that is not owned by the cardholder's financial institution, there are two charges applied. The first charge is the surcharge fee paid by the cardholder for using the ATM. The second charge is an interchange fee that the EFT network charges the cardholder's financial institution for routing a transaction over its network. This fee is divided between the EFT network routing the transaction and the ATM operator. Often, the cardholder's financial institution also charges the cardholder a fee called a foreign fee for using an ATM not owned by that financial institution. This charge helps the financial institution defray the cost of the interchange fee it pays.

BUSINESS OF THE COMPANY

Our primary activity is owning and operating stand-alone cash dispensing ATMs through our subsidiary ECNJ, a non-financial institution. We have placed our ATM machines in various retail locations including supermarkets, convenience stores, restaurants, colleges and other locations not generally serviced by traditional financial institutions. The Company's ATMs can be accessed by the use of either credit or debit cards issued by a wide range of financial institutions.

We currently own and operate 18 ATMs that are located in various retail locations within the State of New Jersey. All cash dispensed from our ATM's is provided directly from ECNJ, and we replenish our machines on a weekly or bi-weekly basis. The ATM's are electronically connected to major financial institutions via an Electronic Funds Transfer Network ("EFT Network"). Our revenues consist of interchange and surcharge fees that are assessed to each customer on a transaction-by-transaction basis. A surcharge fee is a charge assessed to the customer for use of the ATM by the owner of the ATM. An interchange fee is the fee an ATM owner receives from the cardholder's bank for processing a transaction on behalf of its customer. Since we do not issue our own ATM cards, we receive a surcharge and interchange fee for each transaction effected on our ATM machines; however, we do not receive any foreign fees.

In the future our ATMs will be located in a broad base of retail outlets, including but not limited to, supermarkets, convenience stores, gas stations, restaurants, colleges, hotels and convention centers. Our strategy is to obtain a large share of the ATM market. We will accomplish this by developing a sales force, acquiring locations for our ATM machines and by acquiring other ATM companies. There can be no assurance that our expansion efforts will result in a greater share of the ATM market; however, if we are able to raise additional capital, we will undertake the following:

      a. Implement a more active sales marketing effort to build revenues by obtaining new locations for our ATM machines.

      b. Pursue new business by hiring experienced sales representatives that have previously worked in the field of ATM placement.

      c. Acquire technologies to further expand our ATM business and increase customer convenience, including expanding our capabilities to allow consumers to purchase other goods and services such as stamps, theater tickets, prepaid phone cards and bill payment capabilities.

      d. Increase marketing efforts by giving greater incentives for business and property owners to house our ATM machines.

      e. Explore opportunities to acquire non-bank ATM providers to further expand our business.

The ATM Business

Banks are the largest owners and operators of ATMs in the country today. The majority of bank operated ATM machines are located at branch locations. We are a non-bank ATM provider that owns and operates ATM machines. Typically, these ATM machines are located in retail and convenience stores, gas stations, stadiums and other locations not owned and operated by a traditional bank. The non-bank ATM provider pays the owner or operator of the location a fee per transaction in exchange for permitting the provider to install its machine on the premises.

ATMs that are operated by non-bank providers derive their revenues through surcharge fees and interchange fees. These fees are charged to the ATM user who withdraws cash from the ATM. The average surcharge fee per transaction is approximately $1.50 per transaction. In addition to the surcharge fee, non-bank providers generate additional revenues through interchange fees. Interchange fees are paid to the non-bank provider by the cardholder's bank for processing a transaction. The average interchange fee per transaction is approximately $0.35. ATMs can generate additional revenues by providing ancillary products to the consumer, such as prepaid phone cards, bill pay services and postage stamp purchases.

Our ATM Operations

Our business plan calls for the installation of ATMs in retail outlets including, but not limited to, supermarkets, convenience stores, gas stations, restaurants, colleges, hotels and convention centers. We will develop our own ATM sales force through which we will generate new business. Our ATMs will dispense cash only. We will supply all cash to our machines through a line of credit from a lending institution or from our funds. Our machines are replenished on a weekly or bi-weekly basis, depending upon the frequency of disbursement of cash to our users.

Our revenues will be generated from surcharge fees and interchange fees. We will charge an average of $1.50 surcharge fee per transaction. In addition, we will receive an interchange fee of $0.35 per transaction from the cardholder's bank for processing a transaction on behalf of its customer. Since we do not issue ATM cards, each transaction completed by our ATM machines results in a surcharge fee to us from the cardholder's bank account as well as an interchange fee.

Our business plan calls for us to be a leader at making ATM machines accessible to our customers with maximum convenience from highly secure machines. We believe that consumers desire the ability to access their bank and credit accounts from wherever is convenient. We hope to attract new locations by offering retailers a reliable, high quality product that increases their consumers shopping power, increases foot traffic and gives them an edge in obtaining retail sales. Our success will be dependent upon careful analysis of potential ATM deployment sites. Furthermore, in order to accomplish our business plan, we will seek to obtain multiple revenue streams by adding the value-added ATM related services and products that consumers desire, such as prepaid phone cards, postage stamps and bill paying services.

Competition

Competition in the ATM and related services business is significant. Banks are the largest owners and operators of ATMs in the country. Bank ATMs are mainly at bank branch locations, and do not offer the level of convenience consumers demand. Non-bank ATM providers also constitute a significant source of competition. Our non-bank ATM competition includes companies like TRM, Cardtronics and Global Cash.

Another significant source of competition is owners of retail stores. Retailers can purchase or lease ATMs from ATM manufacturers or ATM sales companies. This arrangement, however, requires a significant financial commitment by the retailer, including fixed monthly fees for maintenance, network processing access and cash replenishment.

Employees

We do not currently have any employees. Our business is operated by our sole officer, Richard Schaefer. Mr. Schaefer does not receive any compensation for his services at this time. In the future, as we expand our business and if we raise additional capital, then we will hire employees to operate our business. At such time, we would also likely appoint additional officers of our company.

Intellectual Property

We do not have any patents, trademarks or copyrights or any applications for any of the foregoing. We do utilize certain technologies in our business that we believe are proprietary and are purchased by us from the manufacturer of our ATM machines.

Regulation

Our business is not subject to any governmental regulation. Changes in the regulatory environment relating to the ownership and operation of ATM machines could impose additional regulations and obligations upon us, the effect of which may be materially adverse to our interests. We have no knowledge of any legislation relating to our business that is currently pending, but cannot predict the likelihood that any legislation will be proposed and passed, or the financial affect, if any, resulting regulation may have on us.

RISK FACTORS

FINANCIAL RISKS

Our business is difficult to evaluate because it has a limited operating history.

ECNJ has a limited operating history, and stockholders of the Company must consider the risks and difficulties frequently encountered by early stage companies in new and rapidly evolving markets, particularly those involved in the business of owning and operating ATMs. We expect our operating expenses and capital expenditures to increase significantly as a result of our efforts to expand our current business.

We anticipate that we will lose money in the foreseeable future. Accordingly, we may not be able to achieve profitable operations.

We expect to encounter difficulties as an early stage company in the rapidly evolving business of owning and operating ATMs. We expect to incur significant operating and capital expenditures and, as a result, we expect significant net losses in the future. We will need to generate significant revenues to maintain profitability, and may not be able to achieve profitable operations.

We will need to raise additional capital by issuing equity securities, and, as a consequence, the ownership interests of the Company's stockholders will be diluted. We will need substantial additional funds in order to implement our business initiatives.

The amounts and timing of our expenditures will depend primarily on our ability to raise additional capital. We may seek to satisfy our future funding requirements through new offerings of securities, with collaborative or other strategic alliances or arrangements with corporate partners or from other sources, including loans from our controlling stockholder. Additional financing may not be available when needed or on terms acceptable to us. We have no current commitment for additional financing. Unavailability of financing may require us to delay, scale back or eliminate some or all of our marketing and development programs. To the extent we raise additional capital by issuing equity securities, your ownership interest will be diluted.

We do not plan to pay any dividends; instead we will invest our earnings in the expansion of our business.

We do not currently pay cash dividends on our common stock and do not anticipate paying dividends at any time in the near future. At present, we will follow a policy of retaining all of our earnings, if any, to finance the development and expansion of our business. See "Dividend Policy".

CONCENTRATED CONTROL RISKS

We rely very heavily on Richard Schaefer, our Chief Executive Officer and President. The loss of Mr. Schaefer's services would have a material adverse effect on our business, financial condition and prospects.

Our success is highly dependent upon the personal efforts and ability of Richard Schaefer, our President, Chief Executive Officer and Chairman of the Board of Directors. We do not currently have an employment agreement with Mr. Schaefer. The loss or inability of Mr. Schaefer to perform his duties would have a serious, material adverse effect on us. We have no key man insurance on the life of Mr. Schaefer. We anticipate hiring new employees in connection with the development of our business. Our future success will depend in significant part on our ability to hire and retain key technical sales and senior management personnel. Competition for such personnel is intense and there can be no assurance that we will be successful in attracting and retaining such personnel.

Our CEO, President and Chairman controls our Company. Accordingly, he has the right to unilaterally dictate our policies.

Our CEO, President and Chairman is Richard Schaefer who also owns 95% of our outstanding shares. Accordingly, he is in a position to elect all of our directors and to dictate our policies.

BUSINESS RISKS

The level of transactions on our ATM machines is subject to substantial seasonal variation which may cause our quarterly results to fluctuate materially.

Our experience is that the level of transactions on our ATM machines is subject to seasonal variation. Transaction levels have consistently been higher in the last quarter of the year due to increased use of ATMs during the holiday season. The level of transactions drops in the first quarter of the year, during which transaction levels are generally the lowest we experience during the year. As a result of these seasonal variations, our quarterly operating results may fluctuate materially.

The stability and growth of our ATM business depends on maintaining our current card acceptance agreements with sponsorship banks.

These agreements have expiration dates and sponsorship banks are generally not obligated to renew them. In some cases, banks may terminate their contracts prior to the expiration of their terms. ECNJ cannot ensure that it will be able to continue to sign or maintain these agreements on terms and conditions acceptable to it or that processing networks will continue to permit ECNJ's ATMs to accept their credit and debit cards. The inability to continue to sign or maintain these agreements, or to continue to accept the credit and debit cards of banks at our ATMs in the future, could have a material adverse effect on our business, growth, financial condition or results of operations.

Developments in electronic financial transactions, such as the increased use of debit cards by customers and pass-through of ATM transaction fees by banks to customers could materially reduce ATM transaction levels and its revenues.

Certain developments in the field of electronic financial transactions may reduce the amount of cash that individuals need on a daily basis, including the promotion by international card organizations and banks of the use of bank debit cards for smaller cash transactions. These developments may reduce the transaction levels that ECNJ would experience on its ATMs in the markets where they occur. Banks also could elect to pass through to their customers all, or a large part of, the fees they charge for transactions on their ATMs. This would increase the cost of using a bank's ATM machines to the bank's customers, which may cause a decline in the use of ATM machines by its cardholders and, thus, have an adverse effect on revenues. ECNJ has no control over the ATM transaction fees established in the market place. Transaction levels and growth in our revenues will depend primarily on our ability to install ATMs at new sites and developing new markets which, in turn, will require capital investment and resources.

ECNJ has no control over the ATM interchange transaction fees established in the markets where it operates. The interchange fees are established by processing networks.

ECNJ derives a portion of its revenues from "interchange fees" that are set by processing networks, Visa, MasterCard, Star, NYCE and others. ECNJ is not in a position to influence these fees, which may increase or decrease over time. A significant decrease in the interchange fee could adversely affect our revenue.

A lack of business opportunities or financial resources may impede ECNJ's ability to expand at desired levels, and its failure to expand operations could have an adverse impact on its financial condition.

The expansion and development of our ATM business will depend on various factors including the following:

      -     The demand for our ATM services in our current target markets.

      - The ability to locate appropriate ATM sites and obtain necessary approvals for the installation of ATMs.

      -     The ability to install ATMs in an efficient and timely manner.

      -     The   ability   to   purchase   sufficient   numbers  of  ATMs  from
            manufacturers on a timely basis, and

      - The availability of financing for the expansion of our business through purchase of new ATMs and hiring of additional sales personnel.

ECNJ's operating results depend in part on the volume of transactions on ATMs in its network and the fees it can collect from processing these transactions.

Transaction fees and interchange fees from card holders for transactions processed on our ATMs account for all our revenues. The future operating results of our ATM business depend on the following factors:

      -     The increased issuance of credit and debit cards.

      - The increased acceptance of our ATM processing services in our target markets.

      -     The increase of the level of transaction fees we receive.

      -     The installation of larger numbers of ATMs, and

      -     The continued use of our ATMs by credit and debit cardholders.

We will improve the levels of transactions on our ATM machines by acquiring high-quality sites for our ATMs, eliminating poor locations, entering new less-developed markets and adding new services in additions to the cash dispensing transactions that are available on our ATMs. However, we may not be successful in materially increasing transaction levels through these measures.

We may not be able to establish relationships with business and property owners for the placement of our ATM's at their locations. Our failure to do so or our loss of current relationships with business and property owners will have a material adverse affect on our future revenues and prospects.

Our revenue will be derived primarily from surcharge fees paid by users of our ATM machines and, to a lesser extent, from interchange fees. Therefore, our future success will dependent on our ability to increase the number of our ATM machines at profitable locations. There can be no assurances that our efforts to locate, acquire and maintain profitable locations for our ATM's will be successful. We could fail to obtain permission to install our ATM machines or could experience substantial delays in obtaining additional ATM machines, or we could fail to maintain our relationships with business and property owners that are critical for us to locate our ATM's in high traffic and profitable areas. There can be no assurance that we will obtain permission to install ATM's at additional locations on a timely basis from business and property owners, that these locations will prove profitable or that we will be able to maintain these locations once they are secured.

We may not be able to compete successfully with the leading ATM providers who are more established and better capitalized.

We experience significant competition from banks, non-bank ATM providers, such as Cardtronics, TRM and Global Cash, and retail stores that have leasing arrangements with non-bank ATM providers. Many of our competitors have materially greater financial resources than us and can more readily implement ever changing technological developments to meet the level of convenience that consumers demand. No assurance can be given that we will be able to compete successfully with our more established and better-capitalized competitors.

All of our revenue will be derived from customer surcharges and interchange fees generated from our ATM machines. This lack of diversity will adversely affect us if there are any downturns in this industry or if our ATM machines fail to attract consumers.

Our business will be concentrated in the ownership and operation of ATM machines. To date, we have been unable to successfully diversify our business into other revenue generating areas. This lack of diversity will adversely affect us if there are any downturns in this industry or if our ATM machines fail to attract consumers.

INTELLECTUAL PROPERTY RISKS

We do not have any intellectual property.

We do not hold licenses or United States patents relating to our ATM machines. All of the technologies used in our ATM machines will be provided to us by the manufacturer of our machines.

REGULATORY RISKS

Legislation may be enacted that affects our business, and such legislation may negatively affect our operations.

In the United States, ATM's are not currently subject to federal and state direct regulation. However, changes in the regulatory environment relating to the ownership and operation of ATM machines could impose additional regulations and obligations upon our customers and us, the effect of which may be materially adverse to our business. We have no knowledge of any legislation relating to our business that is currently pending, but cannot predict the likelihood that any legislation will be proposed and passed, or the financial effect any resulting regulation may have on us.

RISKS ASSOCIATED WITH CHARTER AND BYLAW PROVISIONS

Our charter and bylaws limit the liability of our officers and directors and provide our officers and directors with full indemnification. This means it may be very difficult to sue our officers and directors even when they breach fiduciary duties.

We have adopted provisions in our Articles of Incorporation which limit the liability of our officers and directors and provisions in our by-laws, that require us to indemnify our officers and directors to the full extent permitted by Delaware corporate law. Our Articles of Incorporation generally provide that our directors shall have no personal liability to us or our stockholders for monetary damages for breaches of their fiduciary duties as directors, except for breaches of their duties of loyalty, acts or omissions not in good faith, or which involve intentional misconduct or knowing violation of law, acts involving unlawful payment of dividends or unlawful stock purchases or redemptions, or any transaction from which a director derives an improper personal benefit. These provisions substantially limit the shareholders' ability to hold directors liable for breaches of fiduciary duty.

We have the ability to issue a significant amount of additional common stock. If we do issue a significant amount of stock, your ownership interests would be diluted.

We are authorized to issue up to 500,000,000 shares of common stock. To the extent of this authorization, our Board of Directors will have the ability, without seeking shareholder approval, to issue additional shares of common stock in the future for any consideration that the Board of Directors may consider sufficient. The issuance of additional common stock in the future will reduce the proportionate ownership and voting power of the common stock owned. See "Description of Securities".

MARKET RISKS

The SEC's penny stock rules apply to us. These rules may have the effect of decreasing the liquidity of our stock and increasing the transaction cost for transactions in our stock.

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks". Penny stocks are generally securities with a price of less than $5.00 per share (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). Under these rules, broker-dealers participating in transactions in low priced securities must first deliver a risk disclosure document which describes the risks associated with such stocks, the broker-dealer's duties, the customer's rights and remedies, and certain market and other information. Then a suitability determination approving the customer for low priced stock transactions based on the customer's financial situation, investment experience and objectives must be made. Broker-dealers must also disclose these restrictions in writing to the customer, obtain specific written consent of the customers and provide monthly account statements to the customer. With all these restrictions, the likely effect of designation as a low priced stock will be to decrease the willingness of broker-dealers to make a market for the stock, to decrease the liquidity of the stock and to increase the transaction cost of sales and purchases of such stock compared to other securities.

Managements' Discussion and Analysis of Financial Condition and Results of Operations

Liquidity and Capital Resources

Prior to the closing of the Share Exchange, the Company had minimal operations, income and assets. Therefore, the following comparisons are made only with reference to the financial statements and operations of the Company's newly acquired subsidiary, ECNJ.

As of March 31, 2006, the Company's fiscal year, the Company, through its operating subsidiary, ECNJ, had $104,903 in total assets, compared to total assets of ECNJ of $102,848 at March 31, 2005. As of March 31, 2006, the current assets of the Company are comprised of (i) $89,374 in cash, (ii) $10,969 in accounts receivable and (iii) ATMs with a cost of $103,512, less accumulated depreciation of $98,952.

Results of Operations

The Company had revenues of $127,338 for the year ended March 31, 2006, compared with $90,972 of revenues of ECNJ for the year ended March 31, 2005. The Company also had net income of $51,041 compared to net income for ECNJ of $38,090 for the year ended March 31, 2005. We attribute the increase in revenues and net income in fiscal year 2006 to an increase in ATM transactions at our existing machines and the availability of additional vault cash to replenish our ATMs on a more frequent basis. We hope to further increase revenues and net income in the future through the expansion of our ATM placement installations and increased availability of vault cash. Our ability to accomplish our expansion plans is dependent upon access to additional capital. We are exploring opportunities to increase our capital by private or public offerings of debt and equity securities, securing loans or lines of credit from financial institutions, and other private resources. While we are assessing our various options for increasing our capital resources, there can be no assurance that we will be able to obtain the necessary capital to expand our ATM placement installations or that financing or other arrangements will be available to us on favorable terms.

Operating expenses increased from $32,940 for ECNJ's fiscal year ended March 31, 2005 to $41,850 for the year ended March 31, 2006. This increase is substantially attributable to the costs incurred in connection with the more frequent replenishment of our ATM machines due to the availability of additional vault cash to the Company. Administrative expenses decreased by approximately $1,100 for the same time period.

Off Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

Critical Accounting Policies and Estimates

The preparation of our consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make estimates and judgments that affect our reported assets, liabilities, revenues, and expenses, and the disclosure of contingent assets and liabilities. We base our estimates and judgments on historical experience and on various other assumptions we believe to be reasonable under the circumstances. Future events, however, may differ markedly from our current expectations and assumptions. While there are a number of significant accounting policies affecting our consolidated financial statements, we believe the following critical accounting policies involve the most complex, difficult and subjective estimates and judgments:

Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes. Actual results could differ from those estimates.

Risk and Uncertainties:
Factors that could affect the Company's future operating results and cause future results to vary materially from expectations include, but are not limited to, lower than anticipated ATM transactions, and inability to control expenses, technology changes in the industry, our relationships with processing agencies and networks, our relationships with our retail locations, changes in our relationship with parties providing operating services to the Company, increased competition and general uncertain economic conditions. Negative developments in these or other risk factors could have material adverse affect on the Company's future financial position, results of operations and cash flow.

Cash and cash equivalents:
The Company considers all highly-liquid investments with a maturity of three months or less when purchased to be cash equivalents. There are no cash equivalents at March 31, 2006 and there were no cash equivalents for ECNJ at March 31, 2005.

Equipment and depreciation:
Equipment is stated at cost and is depreciated using the declining balance method over the estimated useful lives of the respective assets. The estimated useful life of equipment (ATMs) is five years. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of these assets are capitalized. When equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

Revenue recognition:
The Company derives its revenue from transaction fees incurred by ATM usage. Our transaction fees are calculated by multiplying the total number of transactions per location by the agreed upon transaction fee rate. Accordingly, the Company recognizes its revenues at the time of the ATM transaction. The Company records transaction fees from ATM usage on a gross basis with commissions paid to retailers accounted as an operating expense.

Fair values of financial instruments:
The Company uses financial instruments in the normal course of its business. The carrying values of cash equivalents, accounts receivable, accounts payable, accrued expenses and other current liabilities approximate their fair value due to the short-term maturities of these assets and liabilities.

Income taxes:
The Company accounts for income taxes using the liability method. The liability method requires the Company to determine deferred tax assets and liabilities based on the differences between the financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which differences are expected to reverse. Deferred tax assets are adjusted by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Valuation methods used to determine deferred tax assets in the liability method include estimates which are made in the best judgment of management and their advisors and which may be subject to challenge by taxing authorities. Significant estimates used in accounting for income taxes relate to determination of taxable income and the determination of temporary differences between book and tax bases. Temporary differences are a result of the Company preparing its corporate tax returns on the cash basis method of accounting.

Recent Accounting Pronouncements

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (SFAS 153), "Exchanges of Non-monetary Assets." SFAS 153 amends the guidance in APB No. 29, "Accounting for Non-monetary Assets" APB No. 29 was based on the principle that exchanges of non-monetary assets should be measured on the fair value of the assets exchanged. SFAS 153 amends APB No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with general exception for exchanges of non-monetary assets that do not have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material effect on the Company's financial position or results of operations.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections ("SFAS No. 154") which replaces APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes" in Interim Financial Statements-An Amendment of ABP Opinion No. 28 SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. Specifically, this statement requires "retrospective application" of the direct effect for a voluntary change in accounting principle to prior periods' financial statements, if it is practical to do so. SFAS No. 154 also strictly defines the term "restatement" to mean the correction of errors made in fiscal years beginning after December 15, 2005 and required to be adopted by the Company in the first quarter of fiscal year 2006. Although we will continue to evaluate the application of SFAS No. 154, management does not currently believe adoption will have a material impact on our results of operations, financial position or cash flow.

Description of Property

Our corporate offices are located at 28 Baiting Place Road, Farmingdale, New York, 11735, where we occupy a portion of office space and a warehouse building. The office space is provided to us without cost by Mr. Schaefer, our controlling stockholder, Chairman of the Board, President and CEO.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of the Company's common stock as of September 8, 2006 (i) by each person who is known by it to beneficially own more than 5% of its common stock; (ii) by each of its officers and directors; and (iii) by all of its officers and directors as a group:

Name and Address of                     Amount and Nature          Percentage of
Beneficial Owner                        of Beneficial Owner         Class Owned

Richard Schaefer                         20,000,000 shares             95.00%
28 Baiting Place Road,
Farmingdale, New York 11735

Richard R. Brannon                       -0-                           --
969G Edgewater Blvd. #263
Foster City, CA  94404

Robert Waligunda                         -0-                           --
206 Amberleigh Drive
Pennington, NJ 08534

All Directors and
Officers as a group (the
persons named above)                     20,000,000 shares             95.00%

Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

Directors, Executive Officers, Promoters and Control Persons

Each board member became a director on September 8, 2006.

Richard Schaefer--President and CEO, Chief Financial Officer, Secretary and Chairman of the Board of Directors

For the past five years, Mr. Schaefer has been President of ATM Management, Inc., a company engaged in the sales and servicing of ATMs and all other aspects of the ATM industry. Mr. Schaefer is highly experienced in sales, and accomplished in distribution, maintenance, placement and promotion of ATM machines. He has served as a consultant to owner-operated ATMs, and has opened sales offices throughout the country. He has designed advertising and marketing ads for ATMs that are currently a prototype for the industry. Mr. Schaefer has more than thirty years experience in the ownership and operation of multiple convenience stores in the New York metropolitan area.

Richard R. Brannon--Director

For the past five years Mr. Brannon has been a licensed California Real Estate Broker and mortgage banker. He has 34 years of real estate and mortgage banking experience. He has his own real estate company as well as a mortgage company. Mr. Brannon is also a consultant for the banking and ATM business and has trained hundreds of licensees in both real estate and mortgage banking. He is currently a consultant and trainer for various real estate companies. Mr. Brannon was a founding member of the Independent Mortgage Brokers Association of California.

Robert Waligunda--Director

Mr. Robert Waligunda is President and Director of Flight Operations for Balloon Expeditions. He is the originator and producer of many of the major balloon races in this country, and Sports Illustrated described him as "The dean of American Balloonists". Mr. Waligunda has been involved in every aspect of ballooning; from training fliers to recruiting celebrities to the sport, to managing marketing programs and organizing national balloon races. He is also a certified fixed wing pilot. In his 38 years of experience he founded Sky Promotions, one of the nation's largest marketing and management companies with a client list of over fifty national accounts that include PaineWebber, People Magazine, Canada Dry, Electrolux, Benihana of Tokyo, and the House of Seagram. Some of his accomplishments include being selected as the "official" consultant to the United States Air and Space Bicentennial in Washington, D.C.; being featured in numerous national television commercials and movies, including Woody Allen's "Stardust Memories"; and named "The Most Renowned Aerostatic Aviator in America" by Sports Illustrated. He received special mention in the Congressional Record for his starring role in "The Great American Balloon Adventure", an Alcoa hour television documentary tracing his continental crossing of the United States - via Hot Air Balloon - from San Francisco to New York. A model of Bob's well-traveled balloon was displayed in the Smithsonian Air and Space Museum in Washington, D.C. Mr. Waligunda co-authored The Great American Balloon Book, published by Prentice Hall. He has been featured in magazines such as Life, Fortune and Popular Science. Mr. Waligunda has a Master of Science degree (1968) and a Bachelor of Science degree from Springfield College (1967).

Executive Compensation None of our management including the President and CEO have any employment agreement with ECNJ or the Company. We do not currently pay our directors any fees or other compensation for acting as directors of our Company; however, they will be reimbursed for expenses incurred in attending meetings of the board.

Audit Committee and Audit Committee Financial Expert. We do not currently have an audit committee financial expert, nor do we have an audit committee. Our entire board of directors handles the functions that would otherwise be handled by an audit committee. We do not currently have the capital resources to pay director fees to a qualified independent expert who would be willing to serve on our board and who would be willing to act as an audit committee financial expert. As our business expands and as we appoint others to our board of directors, we will seek a qualified independent expert to become a member of our board of directors.

Related Party Transactions

None.

Legal Proceedings

Neither the Company nor ECNJ is a party to any material legal proceedings nor is either of them aware of any circumstance that may reasonably lead a third party to initiate legal proceedings against it.

Market for Common Equity and Related Stockholder Matters. The Company's common stock is traded in the over the counter market on the Bulletin Board. The closing bid for our common stock for each of the quarters beginning March 31, 2004 and continuing through June 30, 2006 is set forth below. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Quarter Ended                                                     Closing Price
--------------                                                    -------------
March 31, 2004                                                        $    1.60
June 30, 2004                                                               .75
September 30, 2004                                                          .525
December 31, 2004                                                          1.40
March 31, 2005                                                              .525
June 30, 2005                                                         no volume
September 30, 2005                                                          .60
December 30, 2005                                                           .55
March 31, 2006                                                             3.80
June 30, 2006                                                              1.08

As of September 8, 2006 there are 154 stockholders of record of the Company's common stock.

Recent Sales of Unregistered Securities

On September 8, 2006 the Company issued 20,000,000 post reverse stock split shares of its common stock to Richard Schaefer for all of the issued and outstanding shares of common stock of ECNJ. All of the Company's shares issued to Mr. Schaefer are restricted.

Description of Securities

The following description of the capital stock of the Company is a summary and is qualified in its entirety by the provisions of its Articles of Incorporation and bylaws, as amended, all of which have been filed previously as exhibits and are incorporated herein by reference.

Common Stock

We are presently authorized to issue 500,000,000 shares of common stock, par value $.0001 per share. We presently have 21,244,012 post-reverse split shares of common stock outstanding.

The holders of our common stock are entitled to equal dividends and distributions per share with respect to the common stock, when and if declared by our Board of Directors, from funds legally available. No holder of any shares of common stock has a preemptive right to subscribe for any of our securities, nor is any common shares subject to redemption or convertible into other of our securities. Upon our liquidation, dissolution or winding up, and after payment to creditors and preferred stockholders, if any, our assets will be divided pro-rata on a share-for-share basis among the holders of the shares of common stock. All shares of common stock now outstanding are fully paid, validly issued and non-assessable. Each share of common stock is entitled to one vote with respect to the election of any director or any other matter upon which shareholders are required or permitted to vote. Holders of our common stock do not have cumulative voting rights. The holders of more than 50% of the combined shares voting for the election of directors may elect all of the directors if they choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any members to the Board of Directors. As presently constituted, Mr. Richard Schaefer, the owner of 95% of all of the issued and outstanding common stock, has the ability to elect all of the Company's directors.

Dividend Policy

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the near future.

Share Purchase Warrants

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

Options

We have not issued and do not have outstanding any options to purchase shares of our common stock.

Convertible Securities

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

Indemnification of Directors and Officers

We have adopted provisions in our Articles of Incorporation which limit the liability of our officers and directors and provisions in our by-laws, which provide for indemnification by us of our officers and directors to the full extent permitted by Delaware corporate law. Our Articles of Incorporation generally provide that our directors shall have no personal liability to us or our stockholders for monetary damages for breaches of their fiduciary duties as directors, except for breaches of their duties of loyalty, acts or omissions not in good faith, or which involve intentional misconduct or knowing violation of law, acts involving unlawful payment of dividends or unlawful stock purchases or redemptions, or any transaction from which a director derives an improper personal benefit. These provisions substantially limit the shareholders' ability to hold directors liable for breaches of fiduciary duty.

Financial Statements. See Exhibits to this Form 8-K.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Financial Statements and Exhibits. The following financial statements are attached to this Form 8-K filing as exhibits and are incorporated herein by reference as the response to this Item:
(i) Audited financial statements of ECNJ for the years ended March 31, 2006 and 2005;
(ii) Audited financial statements of the Company for the three months ended March 31, 2006;
(iii) Condensed pro forma balance sheet and statement of income of the Company for the year ended March 31, 2006.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

See Item 2.01.

Section 5-Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

(a) (1) (2) and (3) On September 8, 2006 ECash, Inc., a Delaware corporation formerly known as Avery Sports Turf, Inc. (hereinafter the "Company"), acquired all of the issued and outstanding shares of E Cash, Inc., a New Jersey corporation ("ECNJ"), in exchange for (the "Share Exchange") 20,000,000 shares (the "Company Exchange Shares") of common stock, par value $.001 of the Company. The transaction was consummated in accordance with the terms of share exchange agreement, dated as of March 27, 2006, by and among the Company, ECNJ and Richard Schaefer, the sole shareholder and owner of record of all of the outstanding capital stock of ECNJ (the "Exchange Agreement"). As a result of the Share Exchange, Richard Schaefer owns beneficially and of record 95% of the issued and outstanding common stock of the Company. ECNJ is a wholly-owned operating subsidiary of the Company.

All of the Company Exchange Shares were issued at the closing in accordance with an exemption from the registration requirements of the Securities Act of 1933 as amended (the "Securities Act"). The Company Exchange Shares may not be transferred, sold or otherwise disposed of unless registered in accordance with the Securities Act or transferred in accordance with an exemption from the Securities Act. Mr. Schaefer has not been granted any registration rights with respect to the Company Exchange Shares.

Prior to the Exchange Agreement, the Company's common stock traded on the OTCBB under the symbol AVST. As a condition to the consummation of the Share Exchange, the Company changed its name from Avery Sports Turf, Inc. to ECash, Inc. effective May 8, 2006, whereupon the Company commenced trading on the OTCBB under the new symbol ECAS. As a further condition to closing, the Company effectuated a 1 for 400 reverse stock split of its common stock which was approved by its stockholders on May 22, 2006 which reduced the total issued and outstanding shares of common stock of the Company from 497,604,800 to 1,244,012. The Company's trading symbol then again changed to ECSI on the OTCBB.

(4) The common stock amount of the consideration used was the exchange of all of the shares of ECNJ for 20,000,000 post reverse split shares of common stock of ECash, Inc.

(6) Mr. Schaefer assumed control from Mr. Gary M. Borglund ("Borglund"), President and CEO and sole director of the Company.

(7) As a condition precedent to the consummation of the Share Exchange, the Exchange Agreement provided that Mr. Borglund would resign his positions as director and officer of the Company, after electing Mr. Schaefer as a director and appointing him President and CEO, Chief Financial Officer and Secretary of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) On September 8, 2006, Mr. Gary Borglund, the current director, President and CEO of the Company resigned. (b) (1) Immediately prior to Mr. Borglund's resignation, on September 8, 2006 the Company appointed (i) Mr. Richard Schaefer as the new President and CEO, Chief Financial Officer, and Secretary and a director of the company. Upon Mr. Borglund's resignation, Mr. Schaefer elected Mr. Richard R. Brannon and Mr. Robert Waligunda as additional directors of the Company.

None of the current directors and officers of the Company have had any interest in any transaction or proposed transaction with the Company during the last two years.

Section 5.06 Change in Shell Company Status.

The information set forth in response to Items 2.01, 5.01 and 5.02 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)
      Item 9.01 Financial Statements and Exhibits.

      Financial statements of E Cash, Inc., a New Jersey corporation, E Cash, Inc., a Delaware corporation and condensed consolidated pro forma financial information on E Cash, Inc. following the acquisition are provided as follows:

      (a) Financial Statements of E Cash, Inc., a New Jersey corporation as of March 31, 2005 and 2006:

            Independent Auditor's Report

            Balance Sheets -March 31, 2006 and 2005

            Statements of Income for the years ended March 31, 2006 and 2005

      Statement of Cash Flows for the years ended March 31, 2006 and 2005

      Statements of Stockholders' Equity -March 2006

      Notes to Financial Statements

      (b) Financial Statements of E Cash, Inc., a Delaware corporation for the three months ended March 31, 2006
      Report of Independent Registered Accounting Firm
      Balance Sheet- March 31, 2006
      Statements of Operations foe three months ended March 31, 2006
      Statement of Stockholder's Equity
      Statements of Cash Flows
      Notes to Financial Statements
      (c) Pro Forma Financial Statements (Unaudited) Condensed Pro Forma Balance Sheet- March 31, 2006 Condensed Pro Forma Statement of Income for the year ended March 31, 2006

      The unaudited pro forma financial statements presented herein are for illustrative purposes only. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable, and should be read in conjunction with the historical financial statements of E Cash, Inc., a New Jersey corporation and E Cash, Inc., a Delaware corporation. The un-audited condensed pro forma information is not necessarily indicative of the future financial position or operating results of the combined company.


(b) Pro Forma Financial Information:

(c)Shell company transactions.

(d) Exhibits.

Exhibit Nos.

                             SIGNATURE PAGES FOLLOW

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2006      ECASH, INC.

                                          By: /s/ Richard Schaefer
                                             ------------------------------
                                          Richard Schaefer, President, CEO
                                          and Chief Financial Officer